Leading a Novel Approach to Targeting the Microbiome NASDAQ: KLDO January 2021 Exhibit 99.1 1© 2021 KALEIDO ® Kaleido

Forward-Looking Statements This presentation also contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding our strategy, business plans and focus, including the therapeutic potential of our Microbiome Metabolic Therapy (MMT) candidates, the timing of initiation, completion and reporting of results of our clinical studies and our strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to planned clinical and preclinical studies and areas of interest, the preclinical and clinical development and safety profile of our MMT candidates and timelines associated with the programs for such MMT candidates, the fact that interim results from KB013 may not accurately predict final results from KB013 and that such final results may not support continued development of KB109, whether and when, if at all, our MMT candidates will receive approval from the U.S. Food and Drug Administration or other applicable regulatory agencies, if any, competition from other biotechnology companies, and other risks identified in our SEC filings, including the most recently filed 10-K. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. 2 © 2021 KALEIDO ®

Kaleido Biosciences in Brief Unique approach using synthetic glycans as modulators of the microbiome Act by targeting the resident microbiome as opposed to adding/subtracting micro-organisms Ability to induce large compound-specific microbial shifts to more favorable composition and metabolic output for therapeutic benefit Library of 1500+ diverse synthetic glycans designated Microbiome Metabolic Therapies (MMTsTM) Opportunities across broad range of therapeutic areas Small molecule modality is substantially de-risking microbiome therapeutics Increasing understanding of SAR allows targeted compound optimization and library expansion MMTs are related to a class of compounds “generally recognized as safe” (GRAS), allowing rapid progression from early discovery to clinical testing MMTs are NCE’s offering IP protection and development paths as small molecule drugs Ease and scalability of manufacture de-risking CMC Have rapidly generated multiple clinical and preclinical portfolio assets Clinical programs include mild-to-moderate COVID-19, Ulcerative Colitis, and Urea Cycle Disorders Additional preclinical programs include Immuno-Oncology and Cardiometabolic disease Strong potential for future expansion 3 © 2021 KALEIDO ®

The Kaleido Leadership Team

	**Daniel Menichella** President and Chief Executive Officer	Former CEO, CureVac AG
	**Katharine Knobil, M.D.** Chief Medical Officer, Head of R&D	Former CMO, GlaxoSmithKline
	**Johan van Hylckama Vlieg, Ph.D.** Chief Scientific Officer	Former VP for Microbiome & Human Health Innovation, Chr. Hansen
	**William Duke** Chief Financial Officer	Former CFO, Pulmatrix and Valeritas
	**Clare Fisher** Chief Business Officer	Former Group VP, Global Head of Transactions & Business Development, Shire
	**Jerald Korn, J.D.** General Counsel & Corporate Secretary	Former Senior Vice President, Chief Legal and Administrative Officer, TESARO

COMPANY BUILDING + THERAPEUTIC AREA BREADTH & TECHNOLOGY DEPTH + CLINICAL DEVELOPMENT & REGULATORY + MANUFACTURING

4 ©2021 KALEIDO®

Synthetic glycan chemistry enables an extensive array of Microbiome Metabolic Therapies (MMTs) Target enzymes across taxa rather than only in specific species, driving ecosystem and metabolic output changes Related to a class of compounds that is Generally Recognized as Safe (GRAS), enabling rapid advancement into human clinical studies Extensive IP; NCEs when developed as drugs Orally administered with limited systemic exposure MICROBIOME METABOLIC THERAPIES (MMT™): Structurally diverse glycan ensembles that act as targeted and versatile modulators of microbiome community composition and metabolic output Chain Length Mono- Oligo- Poly- saccharide Our library of 1,500+ MMTs: + Multiple bond types + Branching Starting Monomers Almost unlimited diversity of chemical structures in this class 5 @2021 kaleido

MMTs can act via multiple specific mechanisms in indications with strong clinical rationale for a microbiome-based approach

The unique abilities of MMTs to…

…re-engineer the composition of the **microbiome**…

…control production of specific **metabolites**…

…make them potent polypharmacological therapeutic candidates



MoA(s)	Indication areas
Ammonia* (↓ NH3)	Urea cycle disorders Hepatic encephalopathy
Pathogen growth reduction/prevention	MDR pathogen infection HSCT
Immune homeostasis (↑ short chain fatty acids (SCFA); ↓ pro-inflammatory taxa)	Ulcerative colitis COVID-19
Immune potentiation	Immuno-oncology
Anti-inflammation & metabolite reduction (↓ trimethylamine (TMA))	Metabolic health

*demonstrated in human subject study with ^{15}N tracer

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©2021 KALEIDO®

COVID-19 (KB109) KaleidoTM 7 @2021 kaleido

Glycans change Microbiome and SCFA Profiles, which are associated with Reduced Severity of Respiratory Viral Infections

High butyrate associated with lower clinical respiratory tract infection, *including coronavirus*

Haak et al, 2018 *Blood*.



Butyrate producer abundance
Absent (<0.0001)
Low (0.0001–0.01)
High (>0.01)
Log-rank
P = 0.005
25%
20%
15%
10%
5%
0%
Cumulative incidence of viral LRTI
0
1
2
3
4
5
6
Time (months post-HCT)

Glycans protect against lethal Influenza infection

Trompette et al, 2018 *Immunity*



Survival (%)
100
50
0
Control
High-Fiber
0
5
10
15
Days post-infection



Clinical Score (AU)
6
4
2
0
Control
High-Fiber
0
3
5
6
7
8
9
10
Days post-infection

Glycans protect against RSV infection

SCFA (acetate) reduce impact of antibiotic treatment

Antunes et al, 2019 *Nature Communications*.



HF diet + RSV
HF diet + Abx + RSV
HF diet + Abx + RSV + Acetate

● HF diet + RSV ● HF diet + Abx + RSV ● HF diet + Abx + RSV + Acetate



Inflammation score
6
4
2
0
Peribronchial
Perivascular

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KB109 enriches SCFA and microbiome profiles associated with improved viral infection outcomes

KB109 was identified using a high-throughput screening cascade involving both *in vitro* and *ex vivo* methodologies.


MMT library (>1,500)
In vitro defined synthetic community
Ex vivo fecal communities from healthy subject
Ex vivo fecal communities from ICU patients
In vitro pathogen monoculture counter-screen
Ease of manufacturing
KB109

KB109 consistently depleted pathogens (*Enterobacteriaceae and Enterococcaceae*) and **enriched commensal *Parabacteroides*** across compositionally diverse fecal communities


Enterobacteriaceae
Enterococcaceae
Parabacteroides
Relative abundance
Negative Control
KB109

Parabacteroides to the phylogenetic class Bacteroidia for which multiple taxa have been demonstrated to confer IL1-ß-mediated resistance to viral infections (Stefan et al., 2020, Cell 183, 1–13)

KB109 consistently increased the production of the SCFAs acetate, propionate, and butyrate in 8 fecal communities with diverse taxonomic composition


Fecal communities
Median [SCFA] (mM)
SCFA
Acetic Acid
Butyric Acid
Propionic Acid
Negative control
KB109

https://kaleido.com/wp-content/uploads/2020/10/KLDO-IDWeek-Poster-2020.pdf

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©2021 KALEIDO®

A Randomized, Open Label, Prospective, Parallel Group Study to Assess the Natural History of COVID-19 and Effects of KB109 in Addition to Supportive Self Care (SSC) Compared to SSC Alone on Measures of Health in Non-hospitalized Patients with Mild-to-Moderate COVID-19 Kaleido TM 10 @2021 kaleido

*Non-IND Clinical Study conducted under regulations supporting research with food, evaluating safety, tolerability and potential markers of human effect. KB109 in COVID-19 Interim Analysis (IA) High propionate High acetate Multi-center, open label, controlled clinical study* Mild-to-moderate COVID-19 Two weeks administration Endpoints: Safety and tolerability, Time to resolution of symptoms, Biomarkers of the inflammatory response 350 outpatients Supportive self-care (control) IA N=87 Supportive self-care + KB109 IA N=89 1:1 randomization Up to three weeks follow up Baseline characteristics were well matched between the groups, except for a higher proportion of patients reporting comorbidities at baseline, 45% KB109 + SSC vs 36% SSC alone. 1:1 randomization 11 © 2021 KALEIDO ®

Results: Favorable Safety and Tolerability Profile Largest study of MMTs conducted so far, leading to most comprehensive safety data set to date Well tolerated with no treatment-related SAEs Hospitalizations: 2 in KB109+SSC vs 3 in SSC alone arm One death due to COVID-19 after withdrawal from study in SSC alone arm More GI-related AEs reported in KB109+SSC arm (19% vs 3%) Similar to that seen in previous studies of MMTs All were mild/moderate None led to study discontinuation There were more GI symptoms reported at baseline in KB109 arm than SSC alone arm (47% vs 33%) 12 © 2021 KALEIDO ®

Natural History of Mild to Moderate COVID-19: Time to Resolution of Symptoms Kaleido 13 © 2021 KALEIDO ®

13 Overall Symptoms8 Cardinal Symptoms Natural History of COVID-19 Infection: SSC Alone Arms Comparing patients with and without comorbidities shows extended duration of symptoms, especially in patients with at least one comorbidity Proportion of Patients with Resolution Proportion of Patients with Resolution Median time to resolution of symptoms: No comorbidity = 14 days Comorbidity = 27 days Median time to resolution of symptoms: No comorbidity = 12 days Comorbidity = 27 days HR = 1.800 (0.953, 3.400) HR = 1.708 (0.875, 3.332) Hazard ratio (No-comorbidity/Comorbidity) and 95% CI was estimated based on unstratified Cox proportional hazards model. of COVID-19 Infection: SSC Alone Arms Comparing patients with and without comorbidities shows extended duration of symptoms, especially in patients with at least one comorbidity 13 Overall Symptoms Proportion of Patients with Resolution HR = 1.800 (0.953, 3.400) 1.0 0.8 0.6 0.4 0.2 0.0 + censored 1 2 3 4 5 6 7 8 9 10 Natural History 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 Study day comorbidities status N Y N 47 47 44 43 43 42 40 35 32 29 23 23 22 19 15 15 14 13 12 12 12 11 10 10 8 8 7 7 7 7 7 7 5 4 1 Y 26 26 26 25 24 23 21 19 18 17 17 16 14 14 12 12 12 12 11 11 10 10 10 10 10 10 9 9 9 9 8 6 4 4 Median time to resolution of symptoms: No comorbidity = 14 days Comorbidity = 27 days 8 Cardinal Symptoms HR = 1.708 (0.875, 3.332) Proportion of Patients with Resolution 1.0 0.8 0.6 0.4 0.2 0.0 + censored 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 Study day comorbidities status N Y N 39 39 38 37 37 35 33 29 26 24 19 19 15 14 12 11 11 10 9 9 9 9 8 8 6 6 6 6 6 6 6 6 5 4 1 Y 24 24 23 22 21 19 18 15 15 15 15 14 13 13 11 11 11 11 11 11 10 9 9 9 9 9 9 7 7 7 7 7 5 3 3 Median time to resolution of symptoms: No comorbidity = 12 days Comorbidity = 27 days Hazard ratio (No-comorbidity/Comorbidity) and 95% CI was estimated based on unstratified Cox proportional hazards model. 14 ©2021 KALEIDO®

Time to Resolution of Overall 13 COVID-19 Related Symptoms Cough, chills/repeated shaking with chills, muscle pain, fever, headache, anosmia/ageusia, shortness of breath, sore throat, gastrointestinal disturbance/symptoms, diarrhea, fatigue, nasal congestion, and chest tightness Kaleido TM 15 © 2021 KALEIDO ®

Kaplan-Meier Curve Intake and Follow-up Period Time to Resolution of Overall 13 Symptoms Primary Analysis HR = 1.328 (0.862, 2.047) Hazard ratio (SSC + KB109 / SSC Alone) and 95% CI was estimated based on Cox proportional hazards model with factors for group, study site/center, age group (>=18 to <45 years, >=45 to <65 years, >=65 years), comorbidity status (Yes, No), and baseline overall composite symptom score. Comorbidity Percentage of patients with Resolution HR = 1.328 (0.862, 2.047) SSC+KB109 SSC Alone + Censored 100 90 80 70 60 50 40 30 20 10 0 Number Patients SSC +KB109 76 76 74 73 71 68 62 57 52 50 45 42 40 35 31 28 28 27 25 21 21 18 18 18 15 14 11 9 8 8 8 8 6 6 5 SSC Alone 73 73 70 68 67 65 61 54 50 46 40 39 36 33 27 27 26 25 24 23 23 21 20 20 18 18 17 16 16 16 16 15 11 8 5 Study Day 16 ©2021 KALEIDO®

13 Overall Symptoms Full Analysis Set Median time to resolution of symptoms: KB109 + SSC = 18 days SSC alone = 27 days HR = 1.4986 (0.7679, 2.9247) Hazard ratio (SSC + KB109 / SSC Alone) and 95% CI was estimated based on unstratified Cox proportional hazards model. Intake and Follow-up Period: Comorbidity HR = 1.328 (0.862, 2.047) Percentage of patients with Resolution 100 90 80 80 60 50 40 30 20 10 0 Median time to resolution of symptoms: KB109 + SSC = 18 days SSC alone = 27 days Number of Patients SSC+KB109 36 36 36 36 35 33 32 30 29 28 24 24 24 22 18 15 15 14 13 10 10 8 8 8 7 7 7 6 5 5 5 5 4 4 3 SSC Alone 26 26 26 25 24 23 21 19 18 17 17 16 14 14 12 12 12 12 12 11 11 10 10 10 10 10 10 9 9 9 9 8 6 4 4 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 Study Day. SSC+KB109 SSC Alone + Censored 17 ©2021 KALEIDO®

Time to Resolution of 8 Cardinal COVID-19 Symptoms Cough, chills/repeated shaking with chills, muscle pain, fever, headache, anosmia/ageusia, shortness of breath, and sore throat Kaleido TM 18 © 2021 KALEIDO ®

Kaplan-Meier curve Intake and Follow-up Period Time to Resolution of 8 Cardinal Symptoms Full analysis set HR =1.4420 (0.9149, 2.2727) Hazard ratio (SSC + KB109 / SSC Alone) and 95% CI was estimated based on Cox proportional hazards model with factors for group, study site/center, age group (>=18 to <45 years, >=45 to <65 years, >=65 years), comorbidity status (Yes, No), and baseline overall composite symptom score. Percentage of patients with Resolution 100 90 80 80 60 50 40 30 20 10 0 HR =1.4420 (0.9149, 2.2727) SSC+KB109 SSC Alone Number of Patients SSC+KB109 66 66 65 63 58 53 49 44 40 38 34 30 29 25 23 20 20 18 17 16 16 14 14 13 10 10 7 5 5 5 5 5 5 5 4 SSC Alone 63 63 61 59 58 54 51 44 41 39 34 33 28 27 23 22 22 21 20 20 19 18 17 17 15 15 15 13 13 13 13 13 13 10 7 4 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 Study Day 19 ©2021 KALEIDO®

8 Cardinal Symptoms Full Analysis Set Median time to resolution of symptoms: KB109 + SSC= 15 days SSC alone = 27 days HR = 2.0384 (1.0279, 4.0422) Hazard ratio (SSC + KB109 / SSC Alone) and 95% CI was estimated based on unstratified Cox proportional hazards model. Intake and Follow-up Period: Comorbidity Percentage of patients with Resolution 100 90 80 80 60 50 40 30 20 10 0 HR = 2.0384 (1.0279, 4.0422) SSC+KB109 SSC Alone Number of Patients SSC+KB109 32 32 31 31 29 27 26 24 22 22 19 18 18 16 14 11 11 9 8 7 7 6 6 5 4 4 4 3 3 3 3 3 3 3 2 SSC Alone 24 24 23 22 21 19 18 15 15 15 15 14 13 13 11 11 11 11 11 11 10 9 9 9 9 9 9 7 7 7 7 7 5 3 3 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 Study Day Median time to resolution of symptoms: KB109 + SSC= 15 days SSC alone = 27 days 20 ©2021 KALEIDO®

13 Overall Symptoms8 Cardinal Symptoms Natural History of COVID-19 Infection: SSC Alone Arms Comparing patients with and without comorbidities shows extended duration of symptoms, especially in patients with at least one comorbidity Proportion of Patients with Resolution Median time to resolution of symptoms: No comorbidity = 14 days Comorbidity = 27 days Median time to resolution of symptoms: No comorbidity = 12 days Comorbidity = 27 days Proportion of Patients with Resolution Hazard ratio (No-comorbidity/Comorbidity) and 95% CI was estimated based on unstratified Cox proportional hazards model. HR = 1.800 (0.953, 3.400) HR = 1.708 (0.875, 3.332) +Censored 0.0 0.2 0.4 0.6 0.8 1.0 +Censored 0.0 0.2 0.4 0.6 0.8 1.0 Study Day 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 Study Day 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 Comorbidities status N Y N 47 47 44 43 43 42 40 35 32 29 23 23 22 19 15 15 14 13 12 12 12 11 10 10 5 7 7 7 7 7 7 5 4 1 Y 26 26 26 25 24 23 21 18 18 17 17 16 14 14 12 12 12 12 12 11 11 10 10 10 10 10 10 9 9 9 9 8 6 4.4 Comorbidities status N Y N 39 39 38 37 37 35 33 29 26 24 19 19 15 14 12 11 11 10 9 9 9 9 8 8 6 6 6 6 6 6 6 6 6 5 4 1 Y 24 24 23 22 21 19 18 15 15 15 15 14 12 11 11 11 11 11 11 9 9 9 9 9 9 9 7 7 7 7 7 5 3 3 21 © 2021 KALEIDO ®

Full analysis will further elucidate the role KB109 may play in allowing patients with comorbidities to recover more quickly Potential Clinical Implications 13 Overall Symptoms8 Cardinal Symptoms Median time to resolution of symptoms: SSC No comorbidity = 14 days SSC + Comorbidity = 27 days KB109 + SSC + Comorbidity = 18 days Median time to resolution of symptoms: SSC No comorbidity = 12 days SSC + Comorbidity = 27 days KB109 + SSC + Comorbidity = 15 days Proportion of Patients with Resolution Proportion of Patients with Resolution +Censored 0.0 0.2 0.4 0.6 0.8 1.0 +Censored 0.0 0.2 0.4 0.6 0.8 1.0 Study Day 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 Study Day 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 1. SSC Alone, Comorbidity= 2. SS Alone, Comorbidity=Y N 3. SSC + KB109, Comorbodity=Y 22 © 2021 KALEIDO ®

Preliminary Results from Interim Analysis Requires confirmation from full dataset Study is now fully enrolled with topline data expected for the full study in Q1 Favorable safety and tolerability profile with no new safety signals in the largest study of MMT No differences seen between KB109+SSC and SSC alone arms in patients who did not report a comorbidity at baseline First study to show protracted time to resolution of symptoms in mild to moderate COVID-19, particularly in patients with comorbidities Promising data showing reduction in time to resolution of symptoms in patients who report at least one comorbidity at baseline 23 © 2021 KALEIDO ®

Inflammatory Bowel Disease (KB295) KaleidoTM 24 © 2021 KALEIDO ®

↓SCFA producing taxa and ↑ pathobionts are a key signature of UC-dysbiosis Ulcerative Colitis Linked to Microbiome Dysbiosis Microbiome Restoration Leads to Clinical Remission Clinical efficacy by targeting microbiome via FMT is Superior to Standard of Care p = 0.02 p = 0.02 p = 0.03 p = 0.51 Clinical Remission Timing 8 weeks 8 weeks 6 weeks 6-12 weeks 8 weeks for 48 weeks Patients/arm (PBO / active) 40/41 34/35 37/38 25/23 31/30 Paramsothy et al. (2017) Costello et al. (2017) Moayyedi et al. (2015) Rossen et al. (2015) SOC: 5-ASAs ~ 25% Chronic UC linked to microbiome dysbiosis: dependent on interaction of multiple components Sood et al. (2019) p = 0.03 Restoration of Function via FMT Leads to Clinical Remission Luminal microbiome antigens ↑permeability to luminal pathobiont antigens Increase inflammation and mucosal damage Genetic susceptibility Disease risk alleles (e.g. Nod2) Impair pathobiont clearance; Environmental triggers Diet, hormone use, stress, NSAIDS can upset balance between commensals and pathobionts Immune response Microbial- derived metabolites (e.g. SCFA) regulate immune tone 0% 10% 20% 30% 40% 50%20% 44% 9% 32% 5% 24% 20% 30% 17% 45 Timing 8 weeks 8 weeks 6 weeks 6-12 weeks 8 weeks for 48 weeks Patients/arm (PBO / active) 40/41 34/35 37/38 25/23 31/30 25 © 2021 KALEIDO ®

KB295 Rationale and Study in Ulcerative Colitis Increases SCFA production (ex vivo) Ongoing Clinical Study (Single Arm) Evaluate safety and tolerability Exploratory: Simple Clinical Colitis Activity Index (SCCAI) composite score, changes in microbiome taxa, SCFA levels in stool and biomarkers of inflammation (fecal calprotectin) Different Fecal Communities High propionate KB295 in mild-moderate UC ~30 patients 56-day administration Up to 2 weeks follow up Remote monitoring Reduces Enterobacteriaceae abundance (ex vivo) Different Fecal Communities Relative abundance of Enterobacteriaceae Different Fecal Communities 0.0 0.2 0.4 0.6 Median [SCFA] (mM)0 10 20 30 KO1-1 (negative control) KB295 (CB-100EPD) butyrate propionate acetate Proportional normalized SCFA 0.0 0.2 0.4 0.6 0.8 1.0 butyrate propionate acetate 26 © 2021 KALEIDO ®

Key Expected Upcoming Milestones – by mid-2021 2020 COVID-19 (K031) study – Q1’2021 COVID-19 (K032) study – Q1’2021 Ulcerative Colitis (K030) study – mid-2021 Clinical Results* *Non-IND clinical studies 27 © 2021 KALEIDO ®

Pre-Clinical Programs Intellectual Property Financials KaleidoTM 28 © 2021 KALEIDO ®

Preclinical Program Collaborator Clinical-Ready Lead MMT Expected in 2021 Prevention of infection by multi-drug resistant pathogens in high risk patients, initially in HSCT Immuno-oncology Cardiometabolic & Liver Diseases Immune-mediated Diseases Prevention of Childhood-Onset Atopic & Immune Conditions Advancing Our MMTs for Lead Identification Poised to Deliver Multiple Clinical-Ready Programs in 2021 Jeffrey Gordon, MD Glycan chemistry & utilization Gnotobiotic preclinical models combined with computational methods to further identify molecular pathways of how MMTs can modify functional configuration of the gut microbiome and its metabolic outputs Preclinical Program Collaborator Clinical-Ready Lead MMT Expected in 2021 Prevention of infection by multi-drug resistant pathogens in high risk patients, initially in HSCT Immuno-oncology Cardiometabolic & Liver Diseases Immune-mediated Diseases Prevention of Childhood-Onset Atopic & Immune Conditions GUSTAVE ROUSSY CANCER CAMPUS GRAND PARIS janssen PHARMACCUTICAL COMPANICS OF johnson-johnson Washington University in St.Louis SCHOOL OF MEDICINE 29 © 2021 KALEIDO ®

Robust Global IP Portfolio 14 U.S. and European Patents Issued and 150+ Pending Applications Worldwide 12 U.S. Patents + 2 EPO Patents: Glycan pharmaceutical compositions (U.S. and Europe) Methods to treat cancer (U.S.) Methods to treat pathogen infection (U.S.) Methods to treat obesity (U.S.) Methods to treat dysbiosis (U.S.) Methods to reduce ammonia (U.S.) Methods to treat diarrhea (U.S.) Catalyst compositions (U.S. and Europe) 150+ Non-Provisional Applications Pending, Worldwide in 20+ Regions/Countries Glycan compositions Methods of making glycans Methods to modulate short chain fatty acids Continued IP Expansion by Filing Patent Applications Directed to Pharmaceutical Compositions, Methods of Treatment and Methods of Manufacture 30 ©2021 kaleido®

Corporate Information John Newman, Ph.D. Canaccord Genuity Gbola Amusa, M.D., CFA Chardan Terence Flynn, Ph.D. Goldman Sachs Gobind Singh JMP Securities LLC Jessica Fye J.P. Morgan Matthew Harrison Morgan Stanley Current Analyst Coverage: Cash and cash equivalents of $54.5 million* $50 million of availability under ATM program Long-term debt outstanding of $22.5 million* Funded into 2H 2021 – beyond expected COVID-19 and IBD study readouts 35,982,105 shares outstanding** * as of September 30, 2020 ** as of October 30, 2020 ~83 employees 31 ©2021 kaleido®

Kaleido in Brief Highly differentiated approach Unique within the microbiome space Highly unique as a therapeutic modality overall Broad set of portfolio assets Platform makes use of compounds generally recognized as safe (GRAS) Ability to execute on near-term milestones Promising safety profile benefits Significantly improves processes for efficiency of clinical and regulatory path Clinical and preclinical programs in diverse areas Potential for future expansion from MMT approach Validation from clinical data in HE program Well-funded through two clinical data readouts in the next year 32 ©2021 kaleido®

Appendix: COVID-19 Interim Analysis (KB109) Kaleido TM 33 ©2021 kaleido®

COVID-19 Study Interim Analysis: Baseline Characteristics (1) Demographic SSC + KB109 (N=87) SSC Alone (N=89) Overall (N=176) Age (years) n 87 89 176 Mean 39.9 37.9 38.9 SD 14.40 15.96 15.19 Median 40.0 36.0 38.0 Min, Max 18, 72 18, 76 18, 76   Age Group, n (%) >=18 to <45 years 59 (67.8) 61 (68.5) 120 (68.2) >=45 to <65 years 23 (26.4) 22 (24.7) 45 (25.6) >=65 years 5 (5.7) 6 (6.7) 11 (6.3)   Sex, n (%) Male 36 (41.4) 40 (44.9) 76 (43.2) Female 51 (58.6) 49 (55.1) 100 (56.8)   Race, n (%) American Indian or Alaskan Native 0 0 0 Asian 1 (1.1) 0 1 (0.6) Black or African American 8 (9.2) 7 (7.9) 15 (8.5) Native Hawaiian or Other Pacific Islander 0 0 0 White 77 (88.5) 81 (91.0) 158 (89.8) Other 1 (1.1) 1 (1.1) 2 (1.1)   Ethnicity, n (%) Hispanic or Latino 51 (58.6) 50 (56.2) 101 (57.4) Not Hispanic or Latino 36 (41.4) 38 (42.7) 74 (42.0) Not Reported 0 0 0 Unknown 0 1 (1.1) 1 (0.6)   34 ©2021 kaleido®

COVID-19 Study Interim Analysis: Baseline Characteristics (2) Characteristic SSC + KB109 (N=87) SSC Alone (N=89) Overall (N=176) Height (cm) n 86 89 175 Mean 167.6 168.3 167.9 SD 10.48 10.25 10.34 Median 167.0 165.0 167.0 Min, Max 142, 198 152, 191 142, 198   Weight (kg) n 86 89 175 Mean 82.89 82.98 82.94 SD 19.549 19.272 19.353 Median 79.95 81.80 81.60 Min, Max 47.6, 131.5 48.6, 142.8 47.6, 142.8   BMI (kg/m2) n 86 89 175 Mean 29.54 29.14 29.34 SD 6.721 5.509 6.120 Median 29.35 28.30 28.70 Min, Max 18.3, 48.7 20.3, 41.5 18.3, 48.7   BMI Subgroup (kg/m2) < 30 49 (56.3) 52 (58.4) 101 (57.4) >= 30 37 (42.5) 37 (41.6) 74 (42.0)   Comorbidity Status Yes 39 (44.8) 32 (36.0) 71 (40.3) No 48 (55.2) 57 (64.0) 105 (59.7)   35 ©2021 kaleido®

COVID-19 Study Interim Analysis: Most Commonly Reported Adverse Events System Organ Class Preferred Term SSC + KB109 (N=90) n (%) SSC Alone (N=116) n (%) Overall (N=206) n (%) Patients with at Least One TEAE 30 (33.3) 20 (17.2) 50 (24.3)   Gastrointestinal disorders 17 (18.9) 3 (2.6) 20 (9.7) Diarrhoea 9 (10.0) 1 (0.9) 10 (4.9) Abdominal distension 4 (4.4) 0 4 (1.9) Nausea 3 (3.3) 0 3 (1.5) Abdominal pain 2 (2.2) 0 2 (1.0) Flatulence 2 (2.2) 0 2 (1.0)   Respiratory, thoracic and mediastinal disorders 7 (7.8) 9 (7.8) 16 (7.8) Oropharyngeal pain 3 (3.3) 4 (3.4) 7 (3.4) Cough 2 (2.2) 2 (1.7) 4 (1.9)   Dyspnoea exertional 2 (2.2) 1 (0.9) 3 (1.5) Nasal congestion 2 (2.2) 1 (0.9) 3 (1.5) Nervous system disorders 3 (3.3) 4 (3.4) 7 (3.4) Ageusia 2 (2.2) 0 2 (1.0) Anosmia 2 (2.2) 0 2 (1.0) Headache 1 (1.1) 3 (2.6) 4 (1.9) Infections and infestations 2 (2.2) 4 (3.4) 6 (2.9) Pneumonia 1 (1.1) 3 (2.6) 4 (1.9) 36 ©2021 kaleido®

COVID-19 Study Interim Analysis: Most Common Symptoms at Baseline COVID-19 Study Interim Analysis: Most Common Symptoms at Baseline Category ssc + kb109 ssc alone n=87 n=89 n (%) n (%) patients who had non-zero fever at baseline 12 (13.8) 16 (18.0) patients who had non-zero chills/repeated shaking with chills at baseline 25 (28.7) 18 (20.2) patients who had non-zero cough at baseline 55 (63.2) 58 (65.2) patients who had non-zero shortness of breath at baseline 33 (37.9) 31 (34.8) patients who had non-zero headache at baseline 51 (58.6) 55 (61.8) patients who had non-zero muscle pain at baseline 50 (57.5) 59 (66.3) patients who had non-zero anosmia/ageusia at baseline 51 (58.6) 54 (60.7) patients who had non-zero sore throat at baseline 35 (40.2) 34 (38.2) patients who had non-zero gastrointestinal disturbance/symptoms at baseline 41 (47.1) 29 (32.6) patients who had non-zero diarrhea at baseline 32 (36.8) 25 (28.1) patients who had non-zero fatigue at baseline 59 (67.8) 62 (69.7) patients who had non-zero nasal congestion at baseline 63 (72.4) 64 (71.9) patients who had non-zero chest tightness at baseline 30 (34.5) 30 (33.7) 37 ©2021 kaleido®

COVID-19 Study Interim Analysis: Comorbidities Reported at Baseline COVID-19 Study Interim Analysis: Comorbidities Reported at Baseline comorbidities full analysis set category ssc + kb109 ssc slone overall (n=87) (n=89) (n=176) n (%) n (%) n (%) patients with at least one comorbidity 39 (44.8) 32 (36.0) 71 (40.3) patients with at least two comorbidities 11 (12.6) 14 (15.7) 25 (14.2) chronic lung disease (asthma, emphysema, copd) 8 (9.2) 8 (9.0) 16 (9.1) diabetes mellitus 5 (5.7) 5 (5.6) 10 (5.7) cardiovascular disease 2 (2.3) 3 (3.4) 5 (2.8) hypertension 17 (19.5) 17 (19.1) 34 (19.3) chronic renal disease 0 0 0 chronic liver disease 0 0 0 immunocompromised condition 0 0 0 cancer 1 (1.1) 1 (1.1) 2 (1.1) neurologic disorder/prior stroke 3 (3.4) 2 (2.2) 5 (2.8) other chronic disease 20 (23.0) 18 (20.2) 38 (21.6) 38 ©2021 kaleido®